UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 11, 2002

ULTRAGUARD WATER SYTEMS CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-21753 (Commission File Number)	88-0263701 (IRS Employer Identification Number)

Ken Fielding, President
2nd Floor, 5763 203A Street, Langley, British Columbia, Canada V3A 1W7
(Address of principal executive offices)

(604) 539-9398
(Registrant's telephone number, including area code)

ITEM 5.     Other Events

On November 15, 2002, a special meeting of the shareholders of Service Systems International Ltd. (“Company”) was held to consider managements proposals to change the name of the Company to UltraGuard Water Systems Corp., to consolidate the Company’s capital structure through effecting a one for fifty (1:50) reverse split of the common stock and to increase the Company’s authorized capital structure by increasing the number of authorized common shares from 50,000,000 par value $0.001 to 100,000,000 par value $0.001. Shareholder proxies representing 30,801,989 or 65.09% of the Company’s issued and outstanding shares constituted a quorum for the purpose of considering the proposals presented.

The shareholders by a vote of 30,134,169 in favor and 56,900 against, with 9,000 votes abstaining resolved to change the Company’s name from Service Systems International Ltd. to UltraGuard Water Systems Corp. The name change was effected on November 15, 2002 upon filing the required amendment with the State of Nevada.

The shareholders by a vote of 30,735,998 in favor and 637,444 against, with 30,375 abstaining resolved to reverse split the Company’s common stock on a one for fifty (1:50) basis. The reverse split was effected on December 6, 2002 in coordination with the Company’s transfer agent and the NASD.

The shareholders by a vote of 29,785,372 in favor and 981,640 against, with 34,976 abstaining resolved to increase the number of authorized common shares from 50,000,000 par value $0.001 to 100,000,000 par value $0.001. The increase in authorized common shares was effected on November 15, 2002 upon filing the required amendment with the State of Nevada.

The Company’s new trading symbol on the Over the Counter Bulletin Board is “UGRD”.

ITEM 7.     Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

1.	Amendment to the Company’s Articles of Incorporation dated November 15, 2002 (SEC Reference Number 3(ii)(b).

Pursuant to the requirement of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRAGUARD WATER SYSTEMS CORP.

Signature		Date

By:	/s/ Ken Fielding	December 11, 2002
Name:	Ken Fielding
Title:	President

EXHIBIT 3(ii)(b)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation: Service Systems International Ltd.

2.	The articles have been amended as follows (provide article numbers, if available):

ARTICLE ONE of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE ONE. (NAME). The name of the corporation is: ULTRAGUARD WATER SYSTEMS CORP.”

ARTICLE FOUR of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE FOUR. (CAPITAL STOCK). The corporation shall have the authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) SHARES, PAR VALUE ONE MIL ($0.001) PER SHARE, FOR A TOTAL CAPITALIZATION OF $100,000.”

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by provisions of the articles of incorporation have voted in favor of the amendment is:

ARTICLE ONE: 30,735,998 representing 64.95% of the issued and outstanding shares
ARTICLE FOUR: 29,785,372 representing 62.94% of the issued and outstanding shares

4.	Officers Signature

/s/ Ken Fielding	/s/ John Gatez
President and Director	Secretary